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                                                                    Exhibit 10.6

                        ASSIGNMENT OF MEMBERSHIP INTEREST

         Pursuant to Nevada Revised Statutes 86.351, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Don
H. Barden ("Barden") hereby sells, assigns and transfers to Majestic Investor, LLC, a Delaware limited liability company ("Majestic"), and Majestic hereby acquires and purchases from Barden, Barden's 100% membership interest (the "Interest") in Barden Nevada Gaming, LLC, a Nevada limited liability company (the "Company"), together with any substitutions, proceeds or reissues thereof.

         Barden irrevocably appoints and constitutes Nevada counsel to the Company as his attorney-in-fact to transfer the Interest on the books of the Company, with the full power of substitution in the premises.

         Majestic hereby accepts this assignment and agrees to be bound by the terms and provisions of, and assume the obligations of Barden as a member under, that certain Operating Agreement of the Company, dated as of March 7, 2001.

Dated as of the 18th day of August, 2001.

                                            "Barden"

                                            /s/ Don H. Barden
                                            ------------------------------------
                                            Don H. Barden

                                            "Majestic"

                                            MAJESTIC INVESTOR, LLC,
                                            a Delaware limited liability company


                                            /s/ Don H. Barden
                                            ------------------------------------
                                            Don H. Barden, its Manager

                                            /s/ Michael Kelly
                                            ------------------------------------
                                            Michael Kelly, its Manager